UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2009

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

ITEM 8.01	OTHER EVENTS

On October 1, 2009, OceanFirst Financial Corp. (the “Company”) and Central Jersey Bancorp (“Central Jersey”) shareholders approved the proposed merger of Central Jersey with and into the Company at a Special Meeting on October 1, 2009. For more information, reference is made to the Company’s press release dated October 5, 2009, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	The following exhibit is filed herewith:

Exhibit 99.1 Press Release dated October 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ MICHAEL FITZPATRICK
Michael Fitzpatrick
Executive Vice President and
Chief Financial Officer

Dated: October 5, 2009

Exhibit Index

Exhibit	Description

99.1	Press Release dated October 5, 2009